As filed with the Securities and Exchange Commission on August 9, 1996
                                           Registration No. 333-________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               CISCO SYSTEMS, INC.
               (Exact name of issuer as specified in its charter)

          CALIFORNIA                                       77-0059951
 (State or other jurisdiction                  (IRS Employer Identification No.)
of incorporation or organization)

             170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
               (Address of principal executive offices) (Zip Code)

                                 STRATACOM, INC.
                             1994 STOCK OPTION PLAN
                        1986 INCENTIVE STOCK OPTION PLAN
                        1992 DIRECTORS' STOCK OPTION PLAN
                        1992 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

                                JOHN T. CHAMBERS
                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
                               CISCO SYSTEMS, INC.
             170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
                     (Name and address of agent for service)
                                 (408) 526-4000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

                                                                                  Proposed            Proposed
   Title of                                                                       Maximum              Maximum
  Securities                               Amount            Offering             Aggregate           Amount of
     to be                                  to be              Price              Offering          Registration
  Registered                            Registered(1)      per Share(2)           Price(2)               Fee

1994 Stock Option Plan

Options to Purchase Common Stock           4,636,356            N/A                   N/A                N/A

Common Stock                               4,636,356         $24.6166           $114,131,321.10      $39,355.63

1986 Incentive Stock Option Plan

Options to Purchase Common Stock           4,306,981            N/A                   N/A                N/A

Common Stock                               4,306,981          $6.9986           $30,142,837.22       $10,394.08

1992 Directors' Stock Option Plan

Options to Purchase Common Stock            110,000             N/A                   N/A                N/A

Common Stock                                110,000           $7.5747              $833,217            $287.32

1992 Employee Stock Purchase Plan

Common Stock                                140,000           $30.60              $4,284,000          $1,477.24

                                                                            Aggregate Filing Fee     $51,514.27

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Stratacom, Inc. 1994 Stock Option Plan, 1986 Incentive Stock Option Plan, 1992 Directors' Stock Option Plan and 1992 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options. The fee for the 1992 Employee Stock Purchase Plan is calculated on the basis of the maximum purchase price for shares purchased under the plan during the current offering period, which is equal to 85 per cent of the closing price per share of Stratacom, Inc. on April 1, 1996.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference

                  Cisco Systems, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended July 31, 1995 filed with the Commission on October 26, 1995 pursuant to Section 13 of the Securities Exchange Act of 1934 (the "1934 Act").

         (b) (1) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarters ended October 31, 1995, January 31, 1996 and April 30, 1996, filed with the Commission on December 12, 1995, March 13, 1996 and June 12, 1996, respectively.

                  (2) The Registrant's reports on Form 8-K filed with the Commission on December 6, 1995, April 2, 1996, April 26, 1996 and July 23, 1996.

                  (3) The Registrant's reports on Form 10-C filed with the Commission on February 26, 1996 and July 11, 1996.

         (c) The Registrant's Registration Statement No. 0-18225 on Form 8-A filed with the Commission on January 11, 1990, together with Amendment No. 1 on Form 8 filed with the Commission on February 15, 1990, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

                  All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

                  Not Applicable.

Item 5.  Interests of Named Experts and Counsel

                  Not Applicable.

Item 6.  Indemnification of Directors and Officers

                  Section 317 of the California Corporations Code authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit indemnification (including reimbursement of expenses incurred) under certain circumstances for liabilities arising under the Securities Act of 1933, as amended, (the "1933 Act"). The Registrant's Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the California Corporations Code. In addition, the Registrant has entered into Indemnification Agreements with each of its directors and officers.

Item 7.  Exemption from Registration Claimed

                  Not Applicable.

Item 8.  Exhibits

 Exhibit Number       Exhibit
 --------------       -------

     5.0              Opinion of Brobeck, Phleger & Harrison LLP.
    23.1              Consent of Independent Accountants - Coopers & Lybrand
                      L.L.P.
    23.2              Consent of Brobeck, Phleger & Harrison LLP is contained in
                      Exhibit 5.
    24.0 Power of Attorney. Reference is made to page II-4 of this Registration Statement.
    99.1 Stratacom, Inc. 1994 Stock Option Plan, incorporated by reference to Exhibit 99.1 of Registrant's Registration Statement, File Number 333-05447.
    99.2 Form of Stock Option Agreement used in connection with the 1994 Stock Option Plan, incorporated by reference to
                      Exhibit 99.2 of Registrant's Registration Statement, File Number 333-05447.
    99.3 Stratacom, Inc. 1986 Incentive Stock Option Plan, incorporated by reference to Exhibit 99.3 of Registrant's Registration Statement, File Number 333-05447.
    99.4 Form of Incentive Stock Option Agreement used in connection with the 1986 Incentive Stock Option Plan, incorporated by reference to Exhibit 99.4 of Registrant's Registration Statement, File Number 333-05447.
    99.5 Form of Stock Option Assumption Agreement used in connection with the 1994 Stock Option Plan and the 1986 Incentive Stock Option Plan, incorporated by reference to
                      Exhibit 99.5 to Registrant's Registration Statement, File Number 333-05447.
    99.6              Stratacom, Inc. 1992 Directors' Stock Option Plan.
    99.7 Form of Nonstatutory Stock Option Agreement used in connection with the 1992 Directors' Stock Option Plan.
    99.8 Form of Stock Option Assumption Agreement used in connection with the 1992 Directors' Stock Option Plan.
    99.9              Stratacom, Inc. 1992 Employee Stock Purchase Plan.
    99.10             Memorandum re Assumption of 1992 Employee Stock Purchase
                      Plan.

Item 9.               Undertakings

                      A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment

                                      II-2.

thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that clauses
(1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into the Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Stratacom, Inc. 1994 Stock Option Plan, 1986 Incentive Stock Option Plan, 1992 Directors' Stock Option Plan, and/or 1992 Employee Stock Purchase Plan.

                      B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                      C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnity provisions summarized in
Item 6 or otherwise, the Registrant has been informed that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                      II-3.

                                   SIGNATURES

                      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 5th day of August, 1996.

                                        CISCO SYSTEMS, INC.

                                        By /s/ John T. Chambers
                                           -------------------------------------
                                           John T. Chambers
                                           President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John T. Chambers and Larry R. Carter and each of them acting individually, as such person's true and lawful attorneys-in-fact and agents, each with full power of substitution, for such person, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:


Signatures                                Title                                                  Date

/s/ John T. Chambers                      President, Chief Executive                  August 5, 1996
- ----------------------------------        Officer and Director (Principal
John T. Chambers                          Executive Officer)

/s/ Larry R. Carter                       Vice President, Finance and                 August 5, 1996
- ----------------------------------        Administration, Chief Financial
Larry R. Carter                           Officer and Secretary
                                          (Principal Financial and Accounting Officer)


/s/ John P. Morgridge                     Chairman of the Board                       August 5, 1996
- ----------------------------------        and Director
John P. Morgridge



                                      II-4.

Signatures                                Title                                                  Date

/s/ Donald T. Valentine                   Director                                    August 5, 1996
- ----------------------------------
Donald T. Valentine

/s/ Michael S. Frankel                    Director                                    August 5, 1996
- ----------------------------------
Michael S. Frankel

/s/ James F. Gibbons                      Director                                    August 5, 1996
- ----------------------------------
James F. Gibbons

/s/ Robert L. Puette                      Director                                    August 5, 1996
- ----------------------------------
Robert L. Puette

                                          Director
- ----------------------------------
Masayoshi Son

/s/ Steven M. West                        Director                                    August 5, 1996
- ----------------------------------
Steven M. West

                                      II-5.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933

                               CISCO SYSTEMS, INC.

                                      II-6.

                                  EXHIBIT INDEX

    Exhibit Number    Exhibit

          5.0     Opinion of Brobeck, Phleger & Harrison LLP.
         23.1     Consent of Independent Accountants - Coopers & Lybrand L.L.P.
         23.2     Consent of Brobeck, Phleger & Harrison LLP is contained in
                  Exhibit 5.
         24.0 Power of Attorney. Reference is made to page II-4 of this Registration Statement.
         99.1 Stratacom, Inc. 1994 Stock Option Plan, incorporated by reference to Exhibit 99.1 of Registrant's Registration Statement, File Number 333-05447.
         99.2 Form of Stock Option Agreement used in connection with the 1994 Stock Option Plan, incorporated by reference to Exhibit
                  99.2 of Registrant's Registration Statement, File Number 333-05447.
         99.3 Stratacom, Inc. 1986 Incentive Stock Option Plan, incorporated by reference to Exhibit 99.3 of Registrant's Registration Statement, File Number 333-05447.
         99.4 Form of Incentive Stock Option Agreement used in connection with the 1986 Incentive Stock Option Plan, incorporated by reference to Exhibit 99.4 of Registrant's Registration Statement, File Number 333-05447.
         99.5 Form of Stock Option Assumption Agreement used in connection with the 1994 Stock Option Plan and the 1986 Incentive Stock Option Plan, incorporated by reference to Exhibit 99.5 to Registrant's Registration Statement, File Number 333-05447.
         99.6     Stratacom, Inc. 1992 Directors' Stock Option Plan.
         99.7 Form of Nonstatutory Stock Option Agreement used in connection with the 1992 Directors' Stock Option Plan.
         99.8 Form of Stock Option Assumption Agreement used in connection with the 1992 Directors' Stock Option Plan.
         99.9     Stratacom, Inc. 1992 Employee Stock Purchase Plan.
         99.10    Memorandum re Assumption of 1992 Employee Stock Purchase
                  Plan.